                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

      Filed by the registrant [X]

      Filed by a party other than the registrant [ ]

      Check the appropriate box:

      [ ] Preliminary proxy statement       [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

      [X] Definitive proxy statement

      [ ] Definitive additional materials

      [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                            Illinois Tool Works Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                            Illinois Tool Works Inc.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

      [X] No fee required.

      [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

      (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

      (5) Total fee paid:

--------------------------------------------------------------------------------

      [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

--------------------------------------------------------------------------------

      (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

      (3) Filing party:

--------------------------------------------------------------------------------

      (4) Date filed:

--------------------------------------------------------------------------------

                                    ITW LOGO

                            ILLINOIS TOOL WORKS INC.
                             3600 WEST LAKE AVENUE
                            GLENVIEW, ILLINOIS 60025

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

                              FRIDAY, MAY 12, 2000
                                   3:00 P.M.

                           THE NORTHERN TRUST COMPANY
                            50 SOUTH LASALLE STREET
                               CHICAGO, ILLINOIS

       The purpose of our 2000 Annual Meeting is to elect ten directors for the upcoming year. The Board of Directors recommends that you vote FOR each of the director nominees.

       Stockholders of record as of March 14, 2000 are entitled to vote.

       It is important that your shares are represented at the Annual Meeting whether or not you plan to attend. To be certain that your shares are represented, please sign, date and return the enclosed proxy card as soon as possible or vote by telephone or the Internet by following the instructions on the proxy card. Whatever method you choose, please vote as soon as possible. You may revoke your proxy at any time prior to its exercise at the Annual Meeting.

       Our Annual Report for 1999 is enclosed.

                                          By Order of the Board of Directors,
                                                   Stewart S. Hudnut
                                                       Secretary

March 27, 2000

                            ILLINOIS TOOL WORKS INC.

--------------------------------------------------------------------------------

                                PROXY STATEMENT
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                Page
                                                                ----
Questions and Answers.......................................      1
Election of Directors.......................................      4
Board of Directors and Its Committees.......................      7
Director Compensation.......................................      8
Ownership of ITW Stock......................................      9
Section 16(a) Beneficial Ownership Reporting Compliance.....     12
Executive Compensation......................................     12
Report of the Compensation Committee on Executive
   Compensation.............................................     16
Company Performance.........................................     19
Independent Public Accountants..............................     19
Annual Report on Form 10-K..................................     19

                             QUESTIONS AND ANSWERS

       Following are questions often asked by stockholders of publicly held companies. We hope that the answers will assist you in casting your vote.

WHAT AM I VOTING ON?

       We are soliciting your vote on the election of ten directors for the upcoming year.

WHO MAY VOTE?

       Stockholders at the close of business on March 14, 2000, the record date, may vote. On that date, there were 300,678,897 shares of ITW common stock outstanding.

HOW MANY VOTES DO I HAVE?

       Each share of ITW common stock that you own entitles you to one vote.

HOW DO I VOTE?

       You may vote your shares in one of the following four ways:

1.   By mail:       complete the proxy card and sign, date and return
                    it in the enclosed envelope;
2.   By telephone:  call the toll-free number on the proxy card, enter the control number on the proxy card and
                    follow the recorded instructions;
3.   By Internet:   go to the website listed on the proxy card, enter
                    the control number on the proxy card and follow
                    the instructions provided; or
4.   In person:     attend the Annual Meeting, where ballots will be
                    provided.

If you hold your shares through a bank or broker and it does not offer telephone or Internet voting, please complete and return your proxy by mail.

HOW DOES DISCRETIONARY VOTING AUTHORITY APPLY?

       If you sign, date and return your proxy card, your vote will be cast as you direct. If you do not indicate how you want to vote, you give authority to Susan Crown, Phillip B. Rooney and Harold B. Smith to vote for the election of directors and on any other matter that is properly raised at the Annual Meeting. In that event, your proxy will be voted FOR the election of each director nominee and FOR or AGAINST any other properly raised matters at the discretion of Ms. Crown and Messrs. Rooney and Smith.

MAY I REVOKE MY PROXY?

       You may revoke your proxy at any time before it is exercised in one of four ways:

        1. Notify ITW's Corporate Secretary in writing before the Annual Meeting that you wish to revoke your proxy.

        2. Submit another proxy with a later date.

        3. Vote by telephone or Internet after you have given your proxy.

        4. Vote in person at the Annual Meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

       Your shares are likely registered differently or are in more than one account. You should sign and return all proxy cards to guarantee that all of your shares are voted.

WHAT CONSTITUTES A QUORUM?

       The presence, in person or by proxy, of the holders of a majority of ITW shares entitled to vote at the Annual Meeting constitutes a quorum. Your shares will be considered part of the quorum if you return a signed and dated proxy card or if you vote by telephone or Internet. Abstentions are counted as "shares present" at the meeting for purposes of determining if a quorum exists.

WHAT VOTE IS REQUIRED TO ELECT THE DIRECTOR NOMINEES?

       The ten nominees who receive the highest number of votes will be elected. If you do not want to vote your shares for a particular nominee, you may indicate that in the space provided on the proxy card or withhold authority as prompted during telephone or Internet voting. In the election of directors, abstentions are not considered shares voted and will not affect the outcome of the vote.

HOW DO I SUBMIT A STOCKHOLDER PROPOSAL?

       You must submit a proposal to be included in our proxy statement for the May 2001 annual meeting no later than November 27, 2000. Your proposal must be in writing and must comply with the proxy rules of the Securities and Exchange Commission (SEC). You also may submit a proposal that you do not want included in the proxy statement but that you want to raise at the May 2001 annual meeting. If you submit that proposal after February 10, 2001, then SEC rules permit the individuals named in the proxies solicited by ITW's Board of Directors for that meeting to exercise discretionary voting power as to that proposal. You should send your proposal to our Secretary at our address on the cover of this proxy statement.

HOW DO I NOMINATE A DIRECTOR?

       If you wish to nominate an individual for election as director at the May 2001 annual meeting, our Corporate Secretary must receive your nomination by December 31, 2000. Our by-laws require that your nomination include: (1) your name and address; (2) the name, age and home and business addresses of the nominee; (3) the principal occupation or employment of the nominee; (4) the number of shares of ITW stock that the nominee beneficially owns; (5) a statement that the nominee is willing to be nominated and serve as a director; and (6) any other information regarding the nominee that would be required by the SEC to be included in a proxy statement had ITW's Board of Directors nominated that individual. Any nomination that you make must be approved by the Corporate Governance and Nominating Committee as well as the Board of Directors.

WHO PAYS TO PREPARE, MAIL AND SOLICIT THE PROXIES?

       ITW will pay all of the costs of preparing and mailing the proxy statement and soliciting these proxies. We will ask brokers, dealers, banks, voting trustees and other nominees and fiduciaries to forward the proxy materials and our Annual Report to the beneficial owners of ITW common stock. Upon request, we will reimburse them for their reasonable expenses. In addition to mailing proxy materials, our officers, directors and employees may solicit proxies in person, by telephone or otherwise.

                             ELECTION OF DIRECTORS

       Stockholders will elect ten directors at the Annual Meeting. The individuals listed below have been nominated by the Board of Directors as recommended by the Corporate Governance and Nominating Committee. The Board of Directors notes with regret the retirement as director of Ormand J. Wade, who has opted not to stand for re-election this year. Mr. Wade served on the Board for 15 years, and his dedication and valuable service have greatly benefitted ITW and its stockholders. Don H. Davis, Jr., Chairman and Chief Executive Officer of Rockwell International Corporation, has been nominated to fill this position. Each director will serve until the May 2001 annual meeting, until a qualified successor director has been elected, or until he or she resigns or is removed by the Board of Directors.

       We will vote your shares as you specify on the enclosed proxy card, by telephone or by Internet. If you do not specify how you want your shares voted, we will vote them FOR the election of all the nominees listed below. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares FOR that other person. The Board of Directors does not anticipate that any nominee will be unable to serve. The nominees have provided the following information about themselves:

W.F. ALDINGER PHOTO     WILLIAM F. ALDINGER III, 52, has served as the Chairman and
                        Chief Executive Officer of Household International, Inc., a
                        consumer finance company, since 1994. From 1986 through
                        1994, Mr. Aldinger held various senior management positions at Wells Fargo Bank, N.A. He serves on the boards of
                        Household International, Inc., Household Finance Company and
                        MasterCard International. Mr. Aldinger has been a director of ITW since 1998.

MICHAEL J. BIRCK PHOTO  MICHAEL J. BIRCK, 62, founded Tellabs, Inc. and has been its
                        President and Chief Executive Officer since 1975. Tellabs
                        designs, manufactures, markets and services voice and data equipment. Mr. Birck is a director of Molex, Inc. and
                        Tellabs, Inc. He has been a director of ITW since 1996.

MARVIN D. BRAILSFORD    MARVIN D. BRAILSFORD, 61, has been Vice President of
   PHOTO                Kaiser-Hill Company LLC, a construction and environmental
                        services company, since 1996. Mr. Brailsford founded the
                        Brailsford Group, an acquisition consulting firm, and served as its President from 1995 to 1996. From 1992 to 1995, he
                        was the President of Metters Industries, an information
                        technology company. Mr. Brailsford retired from the United
                        States Army in 1992 with the rank of Lieutenant General
                        after 33 years of service. He has served as a director of
                        ITW since 1996.

SUSAN CROWN PHOTO       SUSAN CROWN, 41, has been Vice President of Henry Crown and
                        Company, a family owned and operated business with
                        investments in securities, real estate and manufacturing
                        operations, since 1984. Ms. Crown is a director of Baxter
                        International Inc. and Northern Trust Corporation and its
                        subsidiary, The Northern Trust Company. She has been a
                        director of ITW since 1994.

H. RICHARD CORWTHER     H. RICHARD CROWTHER, 67, was the Vice Chairman of ITW from
   PHOTO                1990 to 1995 and Executive Vice President from 1983 through
                        1989. Mr. Crowther had 36 years of service with ITW prior to his retirement. He is a director of Applied Power Inc. and has been a director of ITW since 1995.

DON H. DAVIS PHOTO      DON H. DAVIS, JR., 60, has been Chairman of the Board of
                        Rockwell International Corporation since February 1998 and
                        Chief Executive Officer of Rockwell International
                        Corporation since October 1997. He was President and Chief
                        Operating Officer from 1995 to 1997 and Executive Vice
                        President and Chief Operating Officer prior thereto. Mr.
                        Davis is a director of Ingram Micro, Inc., Rockwell
                        International Corporation and Sybron International
                        Corporation.


W. JAMES FARRELL PHOTO  W. JAMES FARRELL, 57, has been Chairman of ITW since 1996 and Chief Executive Officer since 1995. Mr. Farrell served as President from 1994 until 1996 and as Executive Vice
                        President from 1983 until 1994. He has 34 years of service with ITW. Mr. Farrell is a director of Allstate Insurance
                        Company, Sears, Roebuck & Co. and The Quaker Oats Company.
                        He has been a director of ITW since 1995.

ROBERT C. MCCORMACK     ROBERT C. MCCORMACK, 60, has been a Partner of Trident
   PHOTO                Capital LP, a venture capital firm, since 1993. Mr.
                        McCormack served as Assistant Secretary of the Navy from
                        1990 to 1993, as Deputy Under Secretary of Defense from 1987 to 1990, and as Managing Director of Morgan Stanley & Co.
                        Incorporated, an investment bank, from 1985 to 1987. He is a director of DeVry, Inc. and MapQuest.com, Inc. He has been a director of ITW since 1993. He previously was a director of
                        ITW from 1978 through 1987.

PHILLIP B. ROONEY       PHILLIP B. ROONEY, 55, has served as Vice Chairman of The
   PHOTO                ServiceMaster Company, a network of quality service
                        companies, since 1997. Mr. Rooney was the President of Waste
                        Management, Inc., a waste management company, from 1984
                        until 1997. He is a director of The ServiceMaster Company
                        and Urban Shopping Centers Inc. and a trustee of the Van
                        Kampen Funds. Mr. Rooney has been a director of ITW since
                        1990.

HAROLD B. SMITH PHOTO   HAROLD B. SMITH, 66, has been Chairman of the Executive
                        Committee of ITW since 1982. Mr. Smith is a director of W.W.
                        Grainger Inc. and Northern Trust Corporation and its
                        subsidiary, The Northern Trust Company. He is a trustee of
                        The Northwestern Mutual Life Insurance Company. He has
                        served as a director of ITW since 1968.

                     BOARD OF DIRECTORS AND ITS COMMITTEES

       ITW's Board of Directors met six times during 1999. In addition to meetings of the full Board, directors attended meetings of Board committees. The Board of Directors has standing audit, compensation, corporate governance and nominating, and finance committees. All of the directors attended 100% of the meetings of the Board and its committees, except for Mr. Wade, who attended 70% of the meetings.

AUDIT COMMITTEE

Meetings in 1999:           3
Members:                    Susan Crown (Chairman)
                            William F. Aldinger III
                            Michael J. Birck
                            Marvin D. Brailsford
                            Ormand J. Wade
Function:                   Reviews and reports to the Board concerning the engagement of independent public accountants, ITW's internal audit
                            systems and other matters significantly affecting ITW's
                            financial status.

COMPENSATION COMMITTEE

Meetings in 1999:           3
Members:                    Phillip B. Rooney (Chairman)
                            William F. Aldinger III
                            Michael J. Birck
                            Robert C. McCormack
                            Ormand J. Wade
Function:                   Administers ITW's compensation plans and approves
                            compensation levels for executive officers.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

Meetings in 1999:           1
Members:                    Ormand J. Wade (Chairman)
                            Marvin D. Brailsford
                            Susan Crown
                            H. Richard Crowther
                            Harold B. Smith
Function:                   Receives suggestions, evaluates and recommends director
                            candidates to the Board. Makes recommendations as to Board committees and Board size. Recommends and monitors corporate governance policies and procedures.

FINANCE COMMITTEE

Meetings in 1999:           1
Members:                    Robert C. McCormack (Chairman)
                            William F. Aldinger III
                            H. Richard Crowther
                            Phillip B. Rooney
                            Harold B. Smith
Function:                   Reviews and evaluates management proposals relating to ITW's debt and equity financing, dividend policy and payments,
                            acquisitions and divestitures above $20,000,000,
                            investments, real estate and other financing and investment matters.

                             DIRECTOR COMPENSATION

ANNUAL RETAINER AND ATTENDANCE FEES

       For 2000, the retainer is $35,000, the fee for each Board or committee meeting is $1,500, and the fee for chairman is an additional $900 per meeting chaired. Non-officer directors can elect to receive some or all of their retainer and fees in an equivalent value of ITW common stock. Under our deferred fee plan, a director can defer receipt of all or part of cash fees until he or she is no longer a director. Deferred amounts are credited with interest at current rates.

RESTRICTED ITW COMMON STOCK

       A portion of director compensation includes the periodic grant of restricted ITW common stock, which directly links an element of director compensation with stockholder interests. In January 1998, each non-officer director of ITW received an award of 900 restricted shares. Each new non-officer director who joined the Board after January 1998 was granted an award of 300 shares for each full year of service remaining until January 2001. Restricted shares vest equally over the years remaining from the grant date until January 2001 and fully vest upon death or retirement. A director cannot sell the shares until the earliest of retirement, death or January 2001. A director who terminates other than for death or retirement prior to January 2001 will forfeit any unvested restricted shares.

PHANTOM ITW STOCK

       To tie a further portion of their compensation to stockholder interests, non-officer directors of ITW are granted 1,000 units of phantom stock upon becoming a director. The value of each unit equals the market value of one share of ITW common stock. Additional units are credited to a director's phantom stock account in an amount equivalent to cash dividends paid on ITW stock. Accounts are adjusted for stock dividends, stock splits, combinations or similar changes. A director is eligible for a cash distribution from his or her account at retirement or upon approved resignation. When phantom stock is granted, directors elect to receive the distribution in either a lump sum or in up to ten annual installments. Directors may change this election at any time until two years preceding the distribution. Directors receive the value of their phantom stock account immediately upon a change of control.

OTHER ARRANGEMENTS WITH DIRECTORS

       Harold B. Smith has a one-year agreement with ITW to provide consulting services for a fee of $85,000.

                             OWNERSHIP OF ITW STOCK

DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

       The following table shows how much ITW common stock the directors, nominees, the named executive officers, and all directors, nominees and executive officers as a group beneficially owned as of December 31, 1999. The named executive officers include the Chief Executive Officer and the four next most highly compensated executive officers based on compensation earned during 1999.

       Beneficial ownership is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. In general, beneficial ownership includes any shares a director or executive officer can vote or transfer and stock options that are exercisable currently or become exercisable within 60 days. Except as otherwise noted, the stockholders named in this table have sole voting and investment power for all shares shown as beneficially owned by them.

       The number of shares beneficially owned by each non-officer director includes 900 shares (600 for Mr. Aldinger) of ITW common stock that were granted under the Directors' Restricted Stock Plan. The number of the director's phantom stock units disclosed in the table represents an equivalent number of shares of ITW common stock. Phantom stock units are not transferable and have no voting rights. The units are not included in the "percent of class" calculation.

                                                                                               PERCENT
                                                      SHARES OF COMMON STOCK      PHANTOM         OF
             NAME OF BENEFICIAL OWNER                   BENEFICIALLY OWNED      STOCK UNITS     CLASS
             ------------------------                 ----------------------    -----------    --------
Directors and Nominees (other than Executive
  Officers)
  William F. Aldinger III.........................               2,280(1)          1,009            *
  Michael J. Birck................................               4,056             2,059            *
  Marvin D. Brailsford............................               2,470             2,054            *
  Susan Crown.....................................              10,700(2)          2,076            *
  H. Richard Crowther.............................             338,819(3)          2,232            *
  Don H. Davis, Jr. ..............................               1,000(4)              0            *
  Robert C. McCormack.............................          14,518,558(5)          2,076          4.7%
  Phillip B. Rooney...............................              35,206(6)          2,076            *
  Harold B. Smith.................................          38,486,802(7)             --         12.4%
  Ormand J. Wade..................................               6,167             2,076            *
Executive Officers
  W. James Farrell................................             581,132(8)             --            *
  James M. Ringler................................           1,120,514(9)             --            *
  Frank S. Ptak...................................             259,704(10)            --            *
  F. Ronald Seager................................             219,291(11)            --            *
  David B. Speer..................................              73,518(12)            --            *
Directors, Nominees and Executive Officers as a
  Group (24 Persons)..............................          41,699,078(13)        15,658         13.5%

------------
  *  Less than 1%.

 (1) Includes 100 shares owned by Mr. Aldinger's spouse, as to which he disclaims beneficial ownership.

 (2) Includes (a) 2,000 shares owned in a trust as to which Ms. Crown shares voting and investment power; and (b) 2,000 shares held in trusts of which Ms. Crown's children are beneficiaries and as to which she disclaims beneficial ownership.

 (3) Includes (a) 261,352 shares held in a revocable living trust as to which Mr. Crowther shares voting and investment power; (b) 30,107 shares owned by his spouse as to which Mr. Crowther disclaims beneficial ownership; and (c) 8,000 shares owned by a charitable foundation of which Mr. Crowther is an officer.

 (4) As of March 15, 2000.

 (5) Includes (a) 400 shares owned in a trust as to which Mr. McCormack shares voting and investment power with The Northern Trust Company; and (b) 14,510,380 shares owned in twelve trusts as to which Messrs. McCormack, E.B. Smith, Jr., H.B. Smith and The Northern Trust Company are trustees and share voting and investment power. Mr. McCormack's address is c/o The Secretary, Illinois Tool Works Inc., 3600 West Lake Avenue, Glenview, Illinois 60025.

 (6) Includes 2,000 shares owned by Mr. Rooney's spouse, as to which he disclaims beneficial ownership.

 (7) Includes (a) 21,202,264 shares owned in twelve trusts as to which Mr. Smith shares voting and investment power with The Northern Trust Company and others; (b) 2,138,080 shares owned in ten trusts as to which he shares voting and investment power; (c) 14,510,380 shares owned in twelve trusts as to which Messrs. McCormack, E.B. Smith, Jr., H.B. Smith and The Northern Trust Company are trustees and share voting and investment power; and (d) 67,192 shares owned by a charitable foundation of which Mr. Smith is a director. Mr. Smith's address is c/o The Secretary, Illinois Tool Works Inc., 3600 West Lake Avenue, Glenview, Illinois 60025.

 (8) Includes (a) 1,030 shares owned by Mr. Farrell's son as to which he disclaims beneficial ownership; (b) 1,700 shares owned by Mr. Farrell's spouse as to which he disclaims beneficial ownership; (c) 34,005 shares owned in a partnership as to which Mr. Farrell shares voting and investment power; (d) 6,336 shares owned by a charitable foundation of which Mr. Farrell is an officer; (e) 6,587 shares allocated to Mr. Farrell's account in the ITW Savings and Investment Plan; and (f) 509,000 shares covered by options exercisable within 60 days.

 (9) Includes (a) 13,532 shares allocated to Mr. Ringler's account in the Premark International, Inc. Retirement Savings Plan; and (b) 1,004,354 shares covered by options exercisable within 60 days.

(10) Includes 190,000 shares covered by options exercisable by Mr. Ptak within 60 days.

(11) Includes (a) 1,826 shares owned by Mr. Seager's spouse as to which he disclaims beneficial ownership; and (b) 182,500 shares covered by options exercisable within 60 days.

(12) Includes (a) 813 shares allocated to Mr. Speer's account in the ITW Savings and Investment Plan; and (b) 68,500 shares covered by options exercisable within 60 days.

(13) Includes 2,396,704 shares covered by options exercisable within 60 days.

OTHER PRINCIPAL STOCKHOLDERS

       This table shows, as of December 31, 1999, the only stockholder other than directors that we know to be a beneficial owner of more than 5% of ITW common stock. We have a commercial banking relationship with The Northern Trust Company, which also acts as the trustee under our principal pension plan. The Northern Trust Company is a wholly owned subsidiary of Northern Trust Corporation. Harold B. Smith and Susan Crown, directors of ITW, are also directors of Northern Trust Corporation and The Northern Trust Company.

                      NAME AND ADDRESS                               AMOUNT OF          PERCENT
                    OF BENEFICIAL OWNER                         BENEFICIAL OWNERSHIP    OF CLASS
                    -------------------                         --------------------    --------
The Northern Trust Company..................................       43,179,673(1)          13.9%
50 South LaSalle Street
Chicago, Illinois 60675

------------
(1) The Northern Trust Company and its affiliates act as sole fiduciary or co-fiduciary of trusts and other fiduciary accounts that own an aggregate of 43,179,673 shares. They have sole voting power with respect to 4,397,156 shares and share voting power with respect to 37,321,911 shares. They have sole investment power with respect to 3,507,023 shares and share investment power with respect to 37,686,006 shares. In addition, The Northern Trust Company holds in other accounts, but does not beneficially own, 28,708,436 shares, resulting in aggregate holdings by The Northern Trust Company of 71,888,109 shares, or 23.2%.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934 requires that ITW's executive officers, directors and 10% stockholders file reports of ownership and changes of ownership of ITW common stock with the SEC and the New York Stock Exchange. Based on a review of copies of these reports provided to us during fiscal 1999 and written representations from executive officers and directors, we believe that all filing requirements were met during 1999.

                             EXECUTIVE COMPENSATION

       This table summarizes the compensation of the Chief Executive Officer and the other four most highly compensated executive officers of ITW.

       Following the merger of ITW and Premark International, Inc. on November 23, 1999, James M. Ringler (Chairman of the Board of Directors, Chief Executive Officer and President of Premark International, Inc.) became a Vice Chairman of ITW.

                           SUMMARY COMPENSATION TABLE

                                                                          LONG-TERM
                                                                       COMPENSATION(3)
                                                                    ---------------------
                                                                      AWARDS
                                                                      ------
                                           ANNUAL COMPENSATION      SECURITIES                  ALL OTHER
          NAME AND                       ------------------------   UNDERLYING     LTIP        COMPENSATION
     PRINCIPAL POSITION          YEAR    SALARY(1)    BONUS(1)(2)    OPTIONS     PAYOUTS          (5)(6)
     ------------------          ----    ---------    -----------   ----------   --------      ------------
W. James Farrell.............    1999    $696,152     $1,350,000     200,000           --      $    46,298(7)
  Chairman and Chief             1998     600,000        877,500     100,000           --           42,935
  Executive Officer              1997     499,900        600,000     100,000           --           48,042
James M. Ringler.............    1999    $713,221     $1,125,000      80,810     $843,750(4)   $10,843,327(8)
  Vice Chairman                  1998     681,250        975,000     129,296      684,694          124,020
                                 1997     631,250        719,550      80,810            0          125,051
Frank S. Ptak................    1999    $339,626     $  630,000     100,000           --      $    15,877
  Vice Chairman                  1998     312,312        468,000      60,000           --           11,826
                                 1997     288,017        293,030      50,000           --           14,140
F. Ronald Seager.............    1999    $263,084     $  390,825      30,000           --      $    16,457
  Executive Vice President       1998     244,650        360,000      30,000           --           10,983
                                 1997     232,562        220,980      30,000           --           15,155
David B. Speer...............    1999    $244,115     $  358,628      30,000           --      $     9,597
  Executive Vice President       1998     214,231        295,350      30,000           --            7,203
                                 1997     190,924        183,300      30,000           --            7,262

------------
(1) Actual salary or bonus earned. Includes amounts deferred by the executive under the 1993 Executive Contributory Retirement Income Plan or the Savings and Investment Plan. In the case of Mr. Ringler, includes amounts deferred by him under the Premark International, Inc. Retirement Savings Plan and Premark International, Inc. Supplemental Plan.

(2) Amounts awarded under the Executive Incentive Plan are calculated on the executive's base salary as of December 31 for that year and paid in the following year. In Mr. Ringler's case, amounts awarded under the Premark International, Inc. Annual Incentive Plan.

(3) As part of long term compensation, awards of ITW restricted stock were made under the Stock Incentive Plan in 1994. At December 31, 1999 the number of unvested restricted shares and their value was: Mr. Farrell, 9,600 shares valued at $648,600; Mr. Ptak, 9,600 shares valued at $648,600; and Mr. Seager, 6,000 shares valued at $405,375.

(4) Change of control long-term incentive payout for Mr. Ringler under the Premark International, Inc. Long-Term Incentive Plan.

(5) Includes company matching contributions to the 1993 Executive Contributory Retirement Income Plan or the Savings and Investment Plan as follows: Mr. Farrell, $20,885; Mr. Ptak, $10,189; Mr. Seager, $7,892; and Mr. Speer, $7,323. Mr. Ringler received a company match of $11,281 to the Premark International, Inc. Retirement Savings Plan and was credited with an additional contribution of $140,796 to the Premark International, Inc. Supplemental Plan.

(6) Includes interest credited on deferred compensation under the 1993 Executive Contributory Retirement Income Plan in excess of 120% of the Applicable Long-Term Rate as follows: Mr. Farrell, $8,102; Mr. Ptak, $5,688; Mr. Seager, $8,565; and Mr. Speer, $2,274.

(7) Includes $17,311 representing imputed income on Mr. Farrell's outstanding home loan made by ITW in 1995. The maximum amount of the loan outstanding during 1999 was $290,000, which by March 1, 2000 had been reduced to $160,000. The imputed rate of interest on the loan is 7.34% per annum and the loan is repayable in annual installments through the year 2003.

(8) Includes aggregate payment, less short-term and long-term payouts, (a) in lieu of amounts that Mr. Ringler would have been paid under his employment agreement with Premark; (b) in recognition that ITW does not maintain a long-term incentive plan similar to the plan maintained by Premark; and (c) in consideration for his agreement not to compete during his period of employment with ITW and for a period of two years thereafter.

       Stock ownership guidelines established by the Board of Directors require each executive officer to own a certain number of shares of ITW stock based upon a multiple of base salary. We loaned money to Mr. Farrell and Mr. Russell M. Flaum, Executive Vice President of ITW, to help them comply with these guidelines. The promissory notes evidencing these loans have a five-year term, which is renewable. The executive must repay the note within 180 days following termination of employment with ITW or upon bankruptcy, insolvency, death or breach of the terms of the note. In addition, if we terminate the executive's employment for gross or willful misconduct, then he must repay the note immediately. As of February 29, 2000, Mr. Farrell had an outstanding loan payable December 31, 2000 of $105,673, which is the largest amount that Mr. Farrell has been indebted to us under this loan since the beginning of 1999. This loan is at an annual interest rate of 5.91% and is secured by 3,200 shares of ITW stock. On February 26, 1999, Mr. Flaum repaid an outstanding loan of $62,352, which is the largest amount that Mr. Flaum had been indebted to us since the beginning of 1999. The loan was at an annual rate of 5.91% and was secured by 2,000 shares of ITW stock.

       In the event of a change of control of ITW, each executive officer's unvested restricted stock and stock options previously granted under the Stock Incentive Plan fully vest. In addition, executives receive a cash payment under the Executive Incentive Plan immediately upon a change of control. The amount paid under the Executive Incentive Plan equals a portion of the maximum awards payable under the Plan for that year based on the number of days in the year that have elapsed as of the date of the change of control.

                             OPTION GRANTS IN 1999

       This table gives information relating to option grants in 1999 to the Chief Executive Officer and the other four most highly compensated executive officers of ITW.

                                                 INDIVIDUAL GRANTS
                               -----------------------------------------------------
                                             PERCENT OF                                   GRANT DATE
                               SECURITIES   TOTAL OPTIONS                                   VALUE
                               UNDERLYING    GRANTED TO     EXERCISE OR                ----------------
                                OPTIONS       EMPLOYEES     BASE PRICE    EXPIRATION      GRANT DATE
            NAME               GRANTED(2)      1999(3)       PER SHARE       DATE      PRESENT VALUE(4)
            ----               ----------   -------------   -----------   ----------   ----------------
W. James Farrell.............   200,000         14.7          $65.50       12/17/09       $4,540,000
James M. Ringler(1)..........    80,810         16.4           46.59       08/03/09        1,221,039
Frank S. Ptak................   100,000          7.3           65.50       12/17/09        2,270,000
F. Ronald Seager.............    30,000          2.2           65.50       12/17/09          681,000
David B. Speer...............    30,000          2.2           65.50       12/17/09          681,000

---------------
(1) Mr. Ringler received 100,000 options to purchase Premark common stock on August 3, 1999, with an exercise price of $37.65. At the effective date of the merger, these and all other Premark options became fully vested and the number of shares and the exercise price were converted to ITW options to purchase ITW common stock, using the conversion/exchange ratio of .8081 ITW shares for each Premark share.

(2) With the exception of Mr. Ringler's options, which became fully vested at the time of the merger of ITW and Premark International, Inc., options become exercisable in four equal annual installments on the anniversaries of the grant or immediately in the event of retirement, disability or death. A restorative option right applies to option grants so long as the option holder is employed by ITW. This means that an option holder who delivers previously acquired shares of ITW common stock in payment of an option's exercise price will be granted an additional option, which is subject to certain restrictions, to purchase the number of shares equal to the number of delivered shares.

(3) Percentages based on total options granted to ITW employees to purchase ITW common stock, with the exception of Mr. Ringler's options, which percentage is based on total options granted to Premark employees to purchase Premark common stock.

(4) The estimated fair value of each ITW option granted is calculated using the Black-Scholes option pricing model. The model assumes a 6.5% risk-free interest rate, 27.1% expected stock volatility, 1.11% dividend yield and 5.5 years expected until exercise. The estimated fair value of Premark options to purchase common stock granted to Mr. Ringler in 1999 is calculated using the Black-Scholes option pricing model. The model assumes a 5.8% risk-free interest rate, 28.7% expected stock volatility, 1.20% dividend yield and 5.1 years expected until exercise.

                          OPTION EXERCISES IN 1999 AND
                          YEAR-END 1999 OPTION VALUES

       This table provides information regarding the exercise of options during 1999 and options outstanding at the end of the year for the Chief Executive Officer and the other four most highly compensated executive officers of ITW. The "value realized" is calculated using the difference between the option exercise price and the price of ITW common stock on the date of exercise multiplied by the number of shares acquired upon exercise. The "value of unexercised in-the-money options at year-end 1999" is calculated using the difference between the option exercise price and $67.5625 (the closing price of ITW stock on December 31, 1999) multiplied by the number of shares underlying the option. An option is in-the-money if the market value of ITW common stock is greater than the option's exercise price.

                                                         SECURITIES UNDERLYING            VALUE OF UNEXERCISED
                                                         UNEXERCISED OPTIONS AT         IN-THE-MONEY OPTIONS AT
                           SHARES                            YEAR END 1999                   YEAR END 1999
                         ACQUIRED ON      VALUE       ----------------------------    ----------------------------
        NAME              EXERCISE       REALIZED     EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
        ----             -----------    ----------    -----------    -------------    -----------    -------------
W. James Farrell.....      18,000       $1,037,250       509,000        485,000       $17,277,563     $7,228,063
James M. Ringler.....           0                0     1,004,354              0        48,159,923              0
Frank S. Ptak........      12,000          799,874       190,000        170,000         7,252,625        948,875
F. Ronald Seager.....           0                0       182,500         67,500         7,580,231        465,544
David B. Speer.......       6,000          261,000        68,500         67,500         2,213,731        465,544

                                RETIREMENT PLANS

       ITW's principal defined benefit pension plans cover approximately 15,000 domestic business unit employees, including executive officers. Upon retirement, participants receive benefits based on years of plan participation and average monthly compensation for the five highest consecutive years out of the last ten years of employment. Because the Internal Revenue Code imposes limits on those plan benefits, the Board has established a supplemental plan that provides for payments to certain executives equal to benefits that would be paid but for these limitations. The table below shows the maximum estimated annual benefits to be paid under the pension plan and supplemental plan at age 65 normal retirement to individuals in specified compensation and years of service categories. Compensation includes salary and bonus shown in the Summary Compensation Table on page 12.

                                               ESTIMATED ANNUAL NORMAL RETIREMENT BENEFITS(1)
                            ------------------------------------------------------------------------------------
                                                  YEARS OF SERVICE AT NORMAL RETIREMENT(2)
      COMPENSATION             10          15          20          25          30           35            40
      ------------          --------    --------    --------    --------    --------    ----------    ----------
$ 600,000...............    $ 99,000    $148,500    $198,000    $247,500    $297,000    $  319,500    $  342,000
   850,000..............     140,250     210,375     280,500     350,625     420,750       452,625       484,500
 1,100,000..............     181,500     272,250     363,000     453,750     544,500       585,750       627,000
 1,350,000..............     222,750     334,125     445,500     556,875     668,250       718,875       769,500
 1,600,000..............     264,000     396,000     528,000     660,000     792,000       852,000       912,000
 2,000,000..............     330,000     495,000     660,000     825,000     990,000     1,065,000     1,140,000

------------
(1) The actual pension formula in effect excludes an amount equivalent to 0.65% of Social Security covered compensation times the individual's years of service up to 30 years. This exclusion is not reflected in the table and, therefore, the amounts shown are overestimated by relatively small percentages.

(2) Actual years of participation as of December 31, 1999 for the five most highly compensated executive officers were as follows: Mr. Farrell, 34.5 years; Mr. Ringler, 0 years; Mr. Ptak, 24.1 years; Mr. Seager, 19.6 years; and Mr. Speer, 21.5 years.

       Prior to December 26, 1999, Mr. Ringler participated in the Premark base retirement plan, Premark's principal defined benefit pension plan covering a majority of Premark's domestic business unit employees, and a supplemental plan that provides benefit payments that are foreclosed under the Premark base retirement plan due to Internal Revenue Code limits. The Premark base retirement plan benefits are based on years of plan participation and earnings during those years of plan participation. As of December 26, 1999, Mr. Ringler's accrued normal retirement benefit under the Premark plans was $101,185 based on 9.9 years of plan participation. In addition to the above, Mr. Ringler was granted 10 years of past service credit under ITW's supplemental plan as part of the consideration for his employment by ITW.

       In addition, under ITW's 1982 Executive Contributory Retirement Income Plan, annual benefits payable beginning at the normal retirement age of 65 for 15 years are as follows: Mr. Farrell, $113,529 and Mr. Seager, $68,266.

                             EMPLOYMENT AGREEMENTS

       We entered into an employment agreement with James M. Ringler dated November 11, 1999. Mr. Ringler was the Chairman of the Board, Chief Executive Officer and President of Premark International, Inc. Under the agreement, Mr. Ringler has agreed to continue as an ITW employee at least through a transition period following our merger with Premark. The transition period will not exceed one year. His initial annual base salary will be $750,000 and he will have annual incentive opportunities comparable to similarly situated employees of ITW. If Mr. Ringler remains employed with us through the transition period, he will receive ten years of pension benefit accrual service for his pre-merger service with Premark as well as pension benefit accrual service for his service with ITW. This amount will be offset by the actual benefits accrued after the date of the merger under any pension plan maintained by ITW or any of its subsidiaries, including Premark. Mr. Ringler also entered into a noncompetition agreement with ITW dated November 11, 1999 for which he received $7,160,000. The term of this noncompetition agreement is through Mr. Ringler's period of employment with ITW and for twenty-four months thereafter.

                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

       During 1999, the Compensation Committee of the Board of Directors was composed of five independent non-employee directors. The Committee administers ITW's compensation plans, including the Executive Incentive Plan and the Stock Incentive Plan. The Committee also approves compensation levels for executive officers. In making its decisions, the Committee considers management's contribution to ITW's long-term growth. One performance factor that the Committee considers is ITW's total stockholder return, which is measured by capital appreciation and reinvested dividends. For the ten years ending December 31, 1999, the compound annual stockholder rate of return was 21.1%. For the same period, the rate of return on the Standard & Poor's 500 Index was 18.2% and the rate of return on the Standard & Poor's Diversified Manufacturing Index was 18.5%.

       Compensation for executive officers is composed of base salary, a cash bonus based on performance, and stock incentives. The Committee believes that the stock incentive and cash bonus components align the executive officers' performance with stockholder interests. The Committee's philosophy is to provide executives with total compensation above the median for executives of comparable industrial companies.

       BASE SALARY. In establishing base salaries for the Chief Executive Officer (CEO) and other executive officers, the Committee considers compensation information of a peer group of comparable industrial companies. This peer group includes some of the same companies as the S&P Diversified Manufacturing Index used for the Company Performance graph on page 19. In determining base salary, the Committee considers the officer's past performance and potential future performance as well as ITW's net income and the operating income of the business unit that the executive officer oversees. The Committee's objective is to target base salaries of the CEO and the other executive officers at the 50th percentile of the peer group.

       BONUS. Executive officers receive annual cash bonuses under the Executive Incentive Plan based on predetermined objectives. Maximum bonus opportunities typically range from 50% to 150% of base salary. For the CEO, Vice Chairmen and certain executive officers, half of the maximum bonus opportunity is directly tied to ITW's net income. The other half relates to the individual's performance measured against predetermined management goals. For the Executive Vice Presidents, one-eighth of the maximum bonus opportunity is based on ITW's net income, three-eighths is based on the operating income of the operating unit for which the individual is responsible, and the remaining one-half is based on the individual's performance measured against predetermined management goals. For 1999, the average bonus received by executive officers was approximately 97% of the maximum award.

       STOCK INCENTIVES. The CEO and other executive officers participate in ITW's Stock Incentive Plan, principally through the grant of stock options to them and other key employees. The magnitude of a stock option award is based on the Committee's evaluation of the executive officer's performance and the officer's ability to influence ITW's long-term growth and profitability. Options are priced at fair market value on the date of grant. The Committee views the Stock Incentive Plan as an effective incentive for executive officers to create long-term value for stockholders since the ultimate value of a stock option is directly related to the increase in the market price of ITW's common stock.

       In 1995, the Board of Directors and the Compensation Committee approved stock ownership guidelines to further their objective of aligning the interests of executive officers and directors with stockholder interests. These guidelines apply to elected and appointed corporate officers as well as to non-officer directors. Recommended stock ownership is stated as a multiple of executive officers' base salaries and of directors' annual retainers as follows: CEO, five times; Vice Chairmen and Executive Vice Presidents, three times; Senior Vice Presidents, two times; Vice Presidents, one time; and non-officer directors, four times. The Committee recommends that an executive officer or non-officer director achieve the applicable ownership level within five years.

       Executive officers may satisfy stock ownership guidelines through open market purchases of ITW stock, exercise of stock options, accumulation of ITW stock in ITW's Savings and Investment Plan, and unexercised vested options (less the exercise price and applicable taxes). In addition, under the Executive Incentive Plan, executive officers may elect to take up to half of their annual cash bonus in ITW common stock. Directors may satisfy stock ownership guidelines through open market purchases of ITW stock, vested restricted stock and stock units included in the directors' phantom stock plan.

       Virtually all of Mr. Ringler's 1999 compensation was determined by his employment agreement with Premark, including the amounts paid by ITW in satisfaction of amounts that otherwise would have been payable under that agreement. The Compensation Committee did approve the payment to Mr. Ringler of $1,500,000 to reimburse him for amounts he would have been entitled to under a Premark long-term compensation plan that terminated by virtue of our acquisition of Premark.

       Internal Revenue Code Section 162(m) limits the deductibility of compensation in excess of $1,000,000 paid to each of the CEO and the other four most highly compensated executive officers. Certain "performance based compensation" is not included in compensation counted for purposes of the limit. The Committee has attempted to structure ITW's compensation programs to preserve full deductibility and will continue to assess the impact of Section 162(m) on its compensation practices.

                                         Phillip B. Rooney, Chairman
                                         William F. Aldinger III
                                         Michael J. Birck
                                         Robert C. McCormack
                                         Ormand J. Wade

                              COMPANY PERFORMANCE

       This graph shows a five-year comparison of cumulative total returns for ITW, the Standard & Poor's (S&P) 500 Composite Index and the S&P Diversified Manufacturing Index. The graph assumes an investment of $100 on December 31, 1994 and the reinvestment of dividends. Total returns are based on market capitalization.

                              [PERFORMANCE GRAPH]

                                      1995          1996         1997         1998         1999
                                   -----------  ------------  -----------  -----------  -----------

Illinois Tool Works Inc.             $136.48      $186.63       $283.53      $275.95      $324.52
 S&P 500                             $137.58      $169.17       $225.61      $290.09      $351.13
S&P Diversified Manufacturing
  Index                              $140.81      $194.05       $231.08      $267.83      $329.24

                         INDEPENDENT PUBLIC ACCOUNTANTS

       Arthur Andersen LLP has been ITW's independent public accounting firm since 1951. During 1999, the Board engaged Arthur Andersen to examine and report on our financial statements, to review our unaudited quarterly financial statements and to assist in the preparation of financial reports required by the SEC and related matters. The Board has engaged Arthur Andersen to act in similar capacities for 2000. Representatives of Arthur Andersen will be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions.

                           ANNUAL REPORT ON FORM 10-K

       YOU MAY OBTAIN A FREE COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999, INCLUDING SCHEDULES, THAT WE FILED WITH THE SEC. TO DO SO, PLEASE WRITE TO: STEWART S. HUDNUT, SECRETARY, AT ILLINOIS TOOL WORKS INC., 3600 WEST LAKE AVENUE, GLENVIEW, ILLINOIS 60025.

                                    ITW LOGO

                                 Recycled Logo

               This statement has been printed on recycled paper.

PROXY                                                                     PROXY

                            ILLINOIS TOOL WORKS INC.
                 3600 WEST LAKE AVENUE, GLENVIEW, ILLINOIS 60025

                   ANNUAL MEETING OF STOCKHOLDERS MAY 12, 2000
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder of Illinois Tool Works Inc. hereby appoints Susan Crown, Phillip B. Rooney and Harold B. Smith, or any of them, with full power of substitution, to act as proxies at the Annual Meeting of Stockholders of ITW to be held in Chicago, Illinois on May 12, 2000 with authority to vote as directed by this Proxy at the meeting, and any adjournments of the meeting, all shares of common stock of ITW registered in the name of the undersigned.

      IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------


                         [ILLINOIS TOOL WORKS INC. LOGO]

                            ILLINOIS TOOL WORKS INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                              FRIDAY, MAY 12, 2000

                             3:00 P.M. CENTRAL TIME

                     THE NORTHERN TRUST COMPANY (6TH FLOOR)
                             50 SOUTH LASALLE STREET
                                CHICAGO, ILLINOIS

                            ILLINOIS TOOL WORKS INC.
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. / /

[                                                                                                                                 ]

1.  ELECTION OF DIRECTORS                    For     Withhold     For All
    Nominees: 01-W.F. Aldinger III,          All        All       Except        Vote Withhold for the Nominee(s)
    02-M.J. Birck, 03-M.D. Brailsford,       [ ]        [ ]         [ ]
    04-S. Crown, 05-H.R. Crowther,                                              -------------------------------------------------
    06-D.H. Davis, Jr., 07-W.J. Farrell,
    08-R.C. McCormack, 09-P.B. Rooney,                                          THIS PROXY WILL BE VOTED AS
    10-H.B. Smith.                                                              DIRECTED. THE BOARD OF DIRECTORS
                                                                                RECOMMENDS A VOTE FOR ITEM 1,
2. In their discretion, upon such                                               WHICH IS THE MANNER IN WHICH
   other matters as may properly                                                THIS PROXY WILL BE VOTED IF NO
   come before the meeting.                                                     DIRECTION IS MADE. THIS PROXY IS
                                                                                SOLICITED ON BEHALF OF THE BOARD
                                                                                OF DIRECTORS.


                                                                                        Please sign exactly as your name or
                                                                                        names appear. If jointly held, each
                                                                                        owner must sign. Executors,
                                                                                        administrators, trustees, officers, etc.
                                                                                        should give full title as such.

                                                                                        Dated:                              , 2000
                                                                                               -----------------------------

                                                                                        Signature
                                                                                                  --------------------------------
                                                                                        Signature
                                                                                                  --------------------------------


--------------------------------------------------------------------------------
CONTROL NUMBER              - FOLD AND DETACH HERE -
                 PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY

                          ANNUAL MEETING MAY 12, 2000                 [ITW LOGO]

               YOU CAN VOTE YOUR SHARES BY TELEPHONE OR INTERNET!
      QUICK * EASY * IMMEDIATE * AVAILABLE 24 HOURS A DAY * 7 DAYS A WEEK

Illinois Tool Works Inc. encourages you to take advantage of the convenient ways to vote your shares. If voting by proxy, you may vote by mail, or choose one of the two methods described below. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card. To vote by telephone or Internet, follow these easy steps:

----------------
TO VOTE BY PHONE
----------------

     Call toll free 1-800-215-9653 any time on a touch tone telephone. There is NO CHARGE to you for the call.

     Enter the Control Number located above.

OPTION #1: To vote as the Board of Directors recommends on the proposal, press 1.

   WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1 - THANK YOU FOR VOTING.

OPTION #2: If you choose to vote on each proposal separately, press 0. You will hear these instructions:

Proposal 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9.

 To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.
   WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1 - THANK YOU FOR VOTING.

-------------------
TO VOTE BY INTERNET
-------------------

     Go to the following website: www.harrisbank.com/wproxy
     Enter the information requested on your computer screen, including your Control Number located above.
     Follow the simple instructions on the screen.

     IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL BACK THE PROXY CARD.
                              THANK YOU FOR VOTING!